Consolidating the Turnaround

Investor presentation about Santander BanCorp

(NYSE: SBP, Latibex: XSBP)

July 2004

Santander BanCorp

Forward Looking Statements

This presentation contains certain forward looking statements with respect to the financial condition, results of operations and business of Santander BanCorp that are subject to various risk factors which could cause actual results to differ materially from such operations or estimates. Such factors include, but are not limited, to the possibility that adverse general market, macro-economic, governmental, legislative and regulatory conditions could develop, an adverse interest rate environment, competitive pressures, technological developments or other key factors associated to our customers or business. These statements are based on our current expectations and are subject to uncertainty and changes in circumstances due to a variety of factors. More information about those factors and Santander BanCorp may be obtained in the company's filings with the U.S. Securities and Exchange Commission. Santander BanCorp is not under any obligation to (and expressly disclaims any such obligations to) update or alter its forward looking statements whether as a result of new information, future events or otherwise.

Santander BanCorp

Agenda

- Introduction to Santander BanCorp
- Investment Highlights
- Financial Information
- Business Strategy
- Closing Remarks
- Appendix: Puerto Rico: Essential Information

Santander BanCorp

Santander BanCorp (NYSE: SBP; Latibex: XSBP)

A client-focused provider of integrated financial services in Puerto Rico for 27 years



- $11.5 billion in Customer Financial Assets
- 290,000 clients
- $8.0 billion in assets
- $4.9 billion in loans
- $1.1 billion market cap
- $492 million in capital
- Strong credit ratings: "A1" Moody's: (bank only), "A" S&P, "A+" Fitch

Santander BanCorp

Ownership and Corporate Organization


11%
free float
89%
Santander
Group (Spain)
Santander BanCorp
Banco Santander
Puerto Rico
Santander
Insurance Agency
Santander
Securities
Santander
Mortgage
Santander
International
Bank
Santander
Asset
Management

Market share in Puerto Rico

(USD Millions) As of March 31, 2004	Market	Santander	Market share
Banking			
Loans	$ 42,518	$ 4,391	10.3%
Bank branches	549	67	12.2%
Customer deposits (1)	32,287	3,753	11.6%
Wealth Management			
Customer financial assets (2)	72,118	11,234	15.6%
Mutual funds managed	9,481	2,066	21.8%
Broker-dealer assets managed	23,466	4,053	17.3%
Mortgage and Insurance			
Mortgage production	2,480	169	6.8%
Insurance commissions (3)	61	4	6.9%

Source: Annual Reports, FDIC Call Reports and Office of the Commisioner of Financial Institutions of Puerto Rico.

(1) Excludes brokered deposits.

(2) Estimated. Includes customer deposits, broker-dealer assets under management, mutual funds and trust assets.

(3) Estimated market size (year 2003) among bank holding companies, based on Annual Reports and FDIC. Does not include stand alone insurance brokers and agencies.

Grupo Santander (Majority Stockholder with 89%)



Rendering of Ciudad Grupo Santander in Boadilla del Monte, Spain.

- With the recently announced acquisition of Abbey National (U.K). will be among the top-10 largest banks in the world by market cap
- Leader in Europe and Latin America
- Net Income of $3.3 billion for year 2003
- Over 41 million clients in 42 countries
- Puerto Rico is the oldest international investment

Santander BanCorp

Agenda

- Introduction to Santander BanCorp
- **Investment Highlights**
- Financial Information
- Business Strategy
- Closing Remarks
- Appendix: Puerto Rico: Essential Information

Santander BanCorp

Consolidating the Turnaround for shareholders in 18 months

($ in millions, except EPS)	Dec. 2002	Jun. 2004	% Δ
EPS (six-months)(1)	$0.01	$0.88	n.m.
ROE (six-months)	0.1%	17.4%	n.m.
Efficiency ratio	69.6%	66.1%	(5%)
Market Cap	$531	$1,126	112%
Customer Financial Assets	$9,243	$11,498	24%
Loans (gross)	$3,853	$4,914	28%
NPL / Loans	3.20%	1.95%	(39%)

Highlights

- Strong earnings growth.
- Recuperated profitability and improved efficiency.
- Doubled market cap.
- $2,255MM increase in customer financial assets
- $1,061MM increase in loans.
- Improved asset quality and coverage.

(1) After giving retroactive effect for the 10% stock dividend declared on July 9, 2004.

Santander BanCorp

Quarterly earnings increase demonstrates the turnaround and last three quarters the recurrent profitability



$ in millions, except EPS
$26.0
$22.0
$18.0
$14.0
$10.0
$6.0
$2.0
-$2.0
$14.8
$8.4
$4.0
-$1.4
$5.1
$7.0
$11.5
$15.7
$25.2 **
$16.0
1Q02
2Q02
3Q02
4Q02
1Q03
2Q03
3Q03
4Q03
1Q04
2Q04

EPS*	0.29	0.15	0.06	-0.05	0.09	0.13	0.22	0.26	0.54	0.34

* Quarterly EPS figures have been restated to give retroactive effect to the 10% stock dividend announced on July 9,2004.

** 1Q'04 includes $11.1MM of non-recurring income, which includes a $2.2MM gain (net of taxes) on the sale of a building and a $8.9MM gain on sale of tax-exempt securities.

Net interest income* after loan provision has grown at a 44% compounded annual rate from 4Q02 to 2Q04 as the loan portfolio grows, investment portfolio was repositioned and asset quality improves


$60
$50
$40
$30
$20
$10
$0
$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$30
$36
$36
$44
$45
$50
$52
4Q02
1Q03
2Q03
3Q03
4Q03
1Q04
2Q04
$ in millions
Net interest income after loan provision
Avg. Investment Portfolio
Avg. Loan Portfolio

* On a tax-equivalent basis.

Santander BanCorp

Loan growth has driven the return to profitability


$ in millions
$5,000
$4,800
$4,600
$4,400
$4,200
$4,000
$3,800
$3,600
$3,400
$3,200
$3,000
$3,853
$4,914
Dec-02
Jan-03
Feb-03
Mar-03
Apr-03
May-03
Jun-03
Jul-03
Aug-03
Sep-03
Oct-03
Nov-03
Dec-03
Jan-04
Feb-04
Mar-04
Apr-04
May-04
Jun-04

Santander BanCorp

Investment Portfolio* was repositioned in order to improve its earnings contribution

$ in millions	Dec 2002	Jun 2004	Change
Portfolio	$2,368	$2,400	$32
As % of Total Assets	33.23%	30.18%	-3.05%
Yield	3.14%	4.41%	1.27%
Cost of funding	3.48%	2.90%	-0.58%
Net Margin %	-0.34%	1.51%	1.85%
Net Margin $ (annualized)	(8)	36	44
Portfolio duration (yrs.)	1.84	3.42	1.58
Funding duration (yrs.)	1.62	1.48	(0.14)
Gap duration (yrs.)	0.22	1.94	1.72

* Excludes trading securities.

Santander BanCorp

Significant Improvement in Asset Quality



3.20%
70.8%
1.95%
47.0%
3.25%
3.00%
2.75%
2.50%
2.25%
2.00%
1.75%
1.50%
80.0%
75.0%
70.0%
65.0%
60.0%
55.0%
50.0%
45.0%
40.0%
4Q02
1Q03
2Q03
3Q03
4Q03
1Q04
2Q04
NPLs/ Total Loans
Allowance for loan losses / NPL

Santander BanCorp

Agenda

- Introduction to Santander BanCorp
- Investment Highlights
- **Financial Information**
- Business Strategy
- Closing Remarks
- Appendix: Puerto Rico: Essential Information

Growth in Customer Activity



June 30, 2004 vs. June 30, 2003
Percentage increase
50%
40%
30%
20%
10%
0%
14.0%
22%
23%
24%
38%
41%
Bank Deposits(1)
Loans
Insurance Commissions
Broker-Dealer AUM
Mutual Funds
Mortgage Servicing

	Bank Deposits(1)	Loans	Insurance Commissions	Broker-Dealer AUM	Mutual Funds	Mortgage Servicing
$ in MM	**$4,016**	**$4,913**	**$2.7**(2)	**$4,188**	**$2,085**	**$1,473**

(1) Excludes brokered deposits.
(2) Insurance commissions for the first semester of 2004 vs. first semester of 2003.

Customer Financial Assets under Control

$11.5 billion as of June 30, 2004


Mutual Funds 18%
Trust, Inst. & Private accounts 11%
Broker-dealer accounts 36%
Bank Deposits 35%

Asset Composition

$8 billion as of June 30, 2004



Cash
5%
Investments
31%
Other
3%
Loans
61%

Santander BanCorp

Loan Portfolio Composition

$4.9 billion as of June 30, 2004


Other
3%
Consumer
8%
Middle Market
31%
Mortgage
42%
Corporate Banking
12%
Construction
4%

Santander BanCorp

Funding as of June 30, 2004

Low retail cost of funding of 1.18%

$ in milions		Balance	Rate
Retail Client Funding			
Demand and savings	$	2,614	0.91%
CDs and IRAs		737	2.14%
Total		**3,351**	**1.18%**
Wholesale Funding			
Fed funds, S/T repos & Notes & CP		1,797	1.38%
Deposits		665	1.37%
Broker CDs		386	1.20%
L/T Repos and Notes		1,064	4.70%
Total		**3,912**	**2.26%**
Total Funding	**$**	**7,263**	**1.76%**

Santander BanCorp

The value of our client deposit franchise


Historical spread is 300 basis pts. below wholesale funding cost
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
Jun-96
Jun-97
Jun-98
Jun-99
Jun-00
Jun-01
Jun-02
Jun-03
Jun-04
1M LIBOR
Cost of Retail Deposits

Santander BanCorp

Diversified Revenue Base

$232 million for the six-months ended June 30, 2004


Broker-Dealer AUM 11%
Insurance 1%
Other* 1%
Treasury & Investments 26%
Commercial Banking 41%
Mortgage Banking 20%

* Net of elimination entries.

Santander BanCorp

Earnings Trend (as Restated)

$ in millions, except EPS


$80
$70
$60
$50
$40
$30
$20
$10
$0
$76
$53
$26
$39
$69
$28
$41
+53%
+75%
2S'04 E
Actual 1S'04
2000
2001
2002
2003
2004 Analyst Consensus*

EPS(1)	1.51	1.09	0.45	0.69	1.47(2)

(1) Restated to give retroactive effect to the 10% stock dividend declared on July 9, 2004.
(2) Mean estimate of Friedman Billings and Brean Murray as of July 27, 2004.

Santander BanCorp

Agenda

- Introduction to Santander BanCorp
- Investment Highlights
- Financial Information
- **Business Strategy**
- Closing Remarks
- Appendix: Puerto Rico: Essential Information

A Well-Defined Business Strategy



Growth
Business Plan 2006
Integrated Business Model
Client Focused Approach
People
Efficiency

Santander BanCorp

Business Plan 2006

Business Plan 2006:
Client Focused Banking

Sales & Distribution	Credit & Market Risk	Efficiency
• Grow our loan portfolio • Cross-sell products and services to our segmented client base • Systematic sales management process • Client profitability	• Agile and flexible credit policies • Improvement in asset quality • Loan recoveries • Maintain an investment portfolio adequate to our asset size	• Limit expense growth • Obtain efficiencies from new operating system • Invest in and train the best people
▪ Quality of Service ▪ Client Orientation	▪ Superior asset quality	▪ Human Resources ▪ Information Technology

Santander BanCorp

Client Focused Approach to cross-selling



Client Segments
Business Units
Annual Sales
Corporate
> $ 75 MM
400
Institutional
900
Middle Market
< $ 75 MM > $5 MM
2,000
Small Business
< $5 MM
18,000
Individuals
270,000
Wholesale Banking
Retail Banking
Mortgage Banking
Wealth Management
Insurance
Cross-Sell

Integrated Business Model

Banking
- Retail
- Wholesale
- Consumer

2nd Branch network
2nd Client base
2nd Deposits

Securities
- Retail broker-dealer
- Asset management
- Investment banking

2nd Broker-dealer
2nd Mutual fund manager

Benefits
- Client focused, not product driven
- Cross-sell services
- Retain clients
- Shared expertise
- One group, one firm

4th Originator
4th Servicer

- Origination
- Servicing

Mortgage

5th Bank insurance agency

- Bank-insurance
- Open-market

Insurance

Santander BanCorp

Agenda

- Introduction to Santander BanCorp
- Investment Highlights
- Financial Information
- Business Strategy
- **Closing Remarks**
- Appendix: Puerto Rico: Essential Information

SBP Stock Performance

$574MM of reconstructed shareholder value since Dec. 31, 2002



Share price
P/E 2004 Estimate: 16.4 x
Price to book: 2.3 x
Dividend yield: 1.8%
Market Cap $(MM)
$30.00
$25.00
$20.00
$15.00
IPO $14.74*
$10.00
$5.00
$0.00
$11.39
+ 112%
$24.15
$1,200
$900
$600
Dec-31-2002
Jul-23-2004

* Adjusted IPO (November 1998) price for three 10% stock dividends.

2004: Focus on Growth and Improve Profitability

Priorities

- Improving ROE
- Asset growth
  - Commercial loans and residential mortgages
- Fee income growth
  - Securities, asset management and banking fees
- Business development
  - Insurance and consumer business
- Improving efficiency ratio
- Positioning for consolidation

Strengths

- Three-year strategic plan
- Diversified business units
  - Banking, securities/asset mgmt, mortgage and insurance
- Strong client base and branch distribution network
- Underlevered balance sheet versus peers
- New information technology
- Shareholder focus

Santander BanCorp

Thank you!

Santander
BanCorp

NYSE
New York Stock Exchange

Latibex
LATIN AMERICA IN EUROS

Agenda

- Introduction to Santander BanCorp
- Investment Highlights
- Financial Information
- Business Strategy
- Closing Remarks
- **Appendix: Puerto Rico: Essential Information**

Santander BanCorp

Puerto Rico: A diversified regional economy


Puerto Rico

3,500 square mile Caribbean Island
2.5 hrs. from Miami / 3.5 hrs. from N.Y.
3.9 million population
U.S. currency and citizenship

Gross Domestic Product Breakdown*


Construction
2%
Other
7%
Govt
10%
Manufacturing
42%
Services
39%

- **Regional economy of the U.S.**
  - Commonwealth relationship
  - $74.4 billion GDP (FY'03)
  - 1.9% estimated GDP growth for FY'03 and 2.7% projected growth for FY'04
- **Diversified economy**
  - Strong pharmaceutical and electronics manufacturing center
  - Manufacturing: 42% of GDP
  - Limited exposure to cyclical sectors
  - Strong real estate market
  - Dynamic consumer market

* As of June 30, 2003. Source: Puerto Rico Planning Board.

Puerto Rico: Solid banking sector with tax advantages

Banking Sector Earnings Growth*



$1,500
$1,000
$500
$0
$1,001
$1,382
38%
2002
2003



- **Efficient and competitive banking sector**
  - U.S. regulated banking sector
  - $1.4 billion in net income in 2003
  - 38% increase in net income in 2003
  - Stable asset quality (around 2% NPLs)
- **Important tax advantages**
  - No federal income taxes paid by Puerto Rico residents
  - Puerto Rico corporations considered foreign for federal tax purposes
  - Low effective tax rate on portfolio investment income

* Sources: SEC filings, banks' press releases, FDIC and Commissioner of Financial Institutions of PR.